UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                  July 31, 2003
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                Date of Report (Date of earliest event reported)
              ---------------------------------------------------

                                  GARTNER, INC
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                     1-14443                 04-3099750
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   (State or Other Jurisdiction of    (Commission File No.)   (IRS Employer
            Incorporation)                                   Identification No.)


                                 P.O. Box 10212
                               56 Top Gallant Road
                             Stamford, CT 06902-7747
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 316-1111
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              (Registrant's telephone number, including area code)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

EXHIBIT NO.                DESCRIPTION
-----------------------    -----------------------------------------------------
99.1                       Press  Release  issued  July 31,  2003,  with
                           respect to financial results for Gartner, Inc. for the quarter ended June 30, 2003.



ITEM 9. REGULATION FD DISCLOSURE AND INFORMATION PROVIDED UNDER ITEM 12 ("RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K "Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216. This information and the exhibit hereto are being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of Gartner, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On July 31, 2003, Gartner, Inc. announced financial results for the quarter ended June 30, 2003, the full text of which is attached hereto as Exhibit 99.1.

The attached press release contains a non-GAAP financial measure. For purposes of the Securities and Exchange Commission's Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"). In the attached press release, Gartner, Inc. uses the non-GAAP measures of normalized EPS. This non-GAAP financial measure is provided to enhance the reader's overall understanding of Gartner's current financial performance and prospects for the future. Gartner believes normalized EPS is an important measure of Gartner's recurring operations as it excludes items that may not be indicative of our core operating results. Normalized EPS is based on net income, excluding other charges, gains and losses on investments, and gains from the sale of certain assets. In the attached press release, a reconciliation of normalized net income and normalized EPS to GAAP net income and GAAP net income per share is provided under "Supplemental Information" at the end of the release.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GARTNER, Inc.

Date: July 31, 2003           By: /s/ Maureen E. O'Connell
                                  ----------------------------------------------
                                  Maureen E. O'Connell
                                  Executive Vice President, Chief Financial and Administrative Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------------------    -----------------------------------------------------
99.1                       Press  Release  issued  July 31,  2003,  with
                           respect to financial results for Gartner, Inc. for the quarter ended June 30, 2003.